EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the Sarbanes-Oxley Act 2002, the undersigned certify that:

(i)                                     the Annual Reports on Form 11-K of the Sempra Energy Savings Plan, Sempra Energy Trading Retirement Savings Plan, Southern California Gas Company Retirement Savings Plan, San Diego Gas & Electric Company Savings Plan and Twin Oaks Savings Plan (collectively, the “Plans”) filed with the Securities and Exchange Commission for the year ended December 31, 2002 (the “Annual Reports”) fully comply with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)                                  the information contained in the Annual Reports fairly presents, in all material respects, the financial condition and results of operations of the Plans.

June 27, 2003	/ s / G. JOYCE ROWLAND

G. Joyce Rowland

Senior Vice President, Human Resources,

Sempra Energy

/ s / NEAL E. SCHMALE
Neal E. Schmale
Chief Financial Officer, Sempra Energy